UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2014

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32179	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 17, 2014, James Connelly submitted his resignation as a member of the Board of Directors of Exact Sciences Corporation (the “Company”).  Mr. Connelly did not indicate that his resignation was a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01 Other Events

On March 21, 2014, the Company issued a press release reporting the appointment of Kevin Conroy as chairman of the board and the appointment of David Thompson as lead independent director.  The press release is filed herewith as Exhibit 99.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: March 21, 2014	By:	/s/ Maneesh Arora
Maneesh Arora
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press release, dated March 21, 2014.